Exhibit 99.2

_0 1 TM Q2 2025 Earnings Call August 20, 2025 T1 Energy _ Q2 2025 Earnings Call G1_Dallas Pictured: Production lines at G1_Dallas

Important Notices

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical facts included in this presentation, including, without limitation, with respect to T1 Energy Inc.'s ("T1") strategy of developing an integrated U.S. solar and storage leader, power U.S. AI development and energy dominance and establishing a domestic solar supply chain; the policy and regulatory developments, including the AD/CVD investigation and Section 232 cases that may impact T1's operation and financial performance and the solar industry, and T1's ability to strengthen its competitive position in alignment with recent policy changes; T1's ability to comply with the requirements of Public Law 119-21 (commonly known as the One Big Beautiful Bill Act) as enacted on July 4, 2025 (the "OBBB") within the given deadlines under the OBBB; T1's ability to build commercial traction with U.S. customers; T1's ability to generate meaningful long-term shareholder value; T1's project financing and development of G2_Austin and related timeline; T1's financial and operating performance and guidance; the growth of U.S. electricity demand; T1's commercial presence and ability to grow its U.S. customer base; T1's ability to meet its production plan and pursue strategic partnerships; the expected benefits to T1 and its customers on the expanded supply agreement with Corning, as well as the expected ability to support a total of nearly 6,000 American jobs between the companies' U.S. facilities; timing of deliveries under the Corning agreement and T1's ability to provide customers with surety of supply via traceable, American-made components; T1's commitment to domestic content, including securing a domestic value chain with target that includes at least 50+% content/components from entities that do not qualify as prohibited foreign entities before year-end 2025, and achieve 70+% U.S. Bill of Materials by year-end 2026; T1's capital formation opportunities; the ramp up of production and revenues at G1_Dallas; discussions with utilities/developers to explore strategic partnerships; T1's action plan in relation to recent policy changes including the OBBB, Section 232 investigation and AD/CVD and reciprocal tariffs; T1's ability to maintain 45X eligibility, build out T1's U.S. supply chain and align the Trina relationship with the OBBB tax credit eligibility criteria; T1's liquidity profile and monetization of Section 45X PTCs; T1's ability to meet its strategic road map on compliance, vertical integration and cash flow, are forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors that could impact T1's results are outside T1's control and are difficult to predict. Additional information about factors that could materially affect T1 is set forth under the "Risk Factors" section in (i) T1's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2025, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2025, (ii) T1's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the SEC on May 15, 2025, as amended and supplemented by Amendment No. 1 on Form 10-Q/A filed with the SEC on August 18, 2025, (iii) T1's Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 19, 2025, (iv) T1's Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 filed with the SEC on January 4, 2024, and (v) T1's Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, each of which are available on the SEC's website at www.sec.gov. Except as otherwise required by applicable law, T1 disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should any underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

T1 intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on T1's website in the 'Investor Relations' section. T1, and its CEO and Chairman of the Board, Daniel Barcelo, also intend to use certain social media channels, including, but not limited to, X, LinkedIn and Instagram, as means of communicating with the public and investors about T1, its progress, products, and other matters. While not all the information that T1 or Daniel Barcelo post to their respective digital platforms may be deemed to be of a material nature, some information may be. As a result, T1 encourages investors and others interested to review the information that it and Daniel Barcelo posts and to monitor such portions of T1's website and social media channels on a regular basis, in addition to following T1's press releases, SEC filings, and public conference calls and webcasts. The contents of T1's website and its and Daniel Barcelo's social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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_0 3 TM Participants and Agenda T1 Energy _ Q2 2025 Earnings Call Daniel Barcelo Chairman of the Board and Chief Executive Officer Evan Calio Chief Financial Officer Jaime Gualy Chief Operating Officer ▪ Key messages ▪ Business updates ▪ Concluding remarks ▪ 2025 operating and financial guidance unchanged ▪ Financial summary ▪ Policy overview ▪ T1’s OBBB compliance road map Prepared Remarks Q&A J eff Spittel EVP, Investor Relations and Corporate Development Andy Munro Chief Legal & Policy Officer ▪ Corning supply agreement

_0 4 TM T1 Energy _ Q2 2025 Earnings Call Key Messages Time to Build: T1 is executing its strategy to build an integrated U.S. solar + storage leader Expanding T1’s U.S. supply chain ▪ Announced transformative strategic agreement with an affiliate of Corning Incorporated to source U.S. - made solar wafers Policy developments align with T1’s position and strategy ▪ One Big Beautiful Bill (“OBBB”) preserves Section 45X tax credits through 2032 and maintains stacking and transferability ▪ T1 cleared CFIUS review and is confident in ability to comply with FEOC requirements in the OBBB ▪ Launches of AD/CVD and Section 232 cases support T1’s U.S. advanced manufacturing strategy Building commercial traction with major U.S. customers ▪ Executed 473 MW module sales agreement for H2 2025 deliveries with major utility ▪ T1 is now sold out of 2025 inventory at G1_Dallas under the 2.6 GW low - end of 2025 production guidance Positioning T1 to generate meaningful long - term shareholder value ▪ Advancing G2_Austin development in two phases of 2.5 GW with start of phase one production planned for Q4 2026 ▪ Maintaining 2025 EBITDA guidance of $25 - $50 million; H2 2025 risks skewed to or below the downside of range ▪ T1’s vision is to power U.S. AI development and energy dominance

_0 5 TM T1 Energy _ Q2 2025 Earnings Call Time To Build: AI Needs Power Now T1 is positioned to power the AI - driven U.S. electricity demand growth super - cycle AI is transforming the trajectory of U.S. electricity demand growth ▪ After 20 years of negligible growth, the emergence of AI and other structural trends are expected to catalyze a U.S. electricity super - cycle Solar + storage is required to power U.S. AI development ▪ Rapid demand growth requires timely deployment of new generation capacity ▪ Solar + storage installations remain the fastest and most cost - effective solution to deploy to the grid T1 has a significant role to play as a leading U.S. solar manufacturer ▪ T1 is building a significant sales channel with U.S. utilities, developers, and IPPs based on interest in T1’s products and expanding U.S. supply chain ▪ T1 is implementing its plan to establish domestic solar supply chain ▪ Establishing domestic solar manufacturing supply chains is fundamental to safeguarding U.S. energy security U.S. Electricity Demand is Growing Meaningfully Source: Rystad Energy, June 2025.

_0 6 TM T1 Energy _ Q2 2025 Earnings Call Commercial Update Sig ned 473 MW sales agreement with major U.S. utility ▪ Deliveries commence in Q3 2025 ▪ Customer has interest in significant G2_Austin volumes T1 is sold out under 2025 G1_Dallas low - end of 2025 production plan ▪ Expanding customer universe and recent spot sales underscore T1’s commercial traction ▪ Fielding elevated level of inbound safe - harboring inquiries post OBBB Pursuing strategic partnerships supported by long - term offtakes ▪ T1 is in active dialogues with large U.S. utilities, IPPs, and project developers ▪ Demonstrated compliance with FEOC regulations is expected catalyst for long - term G1/G2 offtake agreements T1 is maturing its commercial presence and growing its U.S. customer base T1 Commercial Pursuit Funnel for G1/G2 Opportunity set of 58.8 GW

_0 7 TM T1 Energy _ Q2 2025 Earnings Call T1’s Expanded Supply Agreement with Corning Major step forward in T1’s plan to establish a domestic solar value chain Summary of transaction: ▪ T1 will source hyper - pure polysilicon and solar wafers produced by Corning at its Michigan campus, which includes Hemlock Semiconductor ▪ Wafer supply is expected to commence with the anticipated H2 2026 start of production at G2 Expected benefits to T1 and customers: ▪ Significant step towards achieving FEOC Bill of Materials compliance before year - end 2025 ▪ Aligns with T1’s strategy to competitively differentiate as a domestic manufacturer of high - efficiency solar modules ▪ Provides customers with surety of supply via traceable, American - made components Investing in advanced American manufacturing: ▪ Expect to support a total of nearly 6,000 American jobs between the companies’ U.S. facilities ▪ Building a secure U.S. solar value chain to benefit from OBBB policy framework ▪ Maturing the U.S. polysilicon supply chain is equally critical for the domestic semiconductor industry T1’s Expanding U.S. Solar Supply Chain

T1's Commitment to Domestic Content

T1 is positioned to address growing customer demand for high-performance solar modules built with U.S. components

Domestic supply chain build out underway

- Announcement of U.S. wafer supply agreement with Corning is first major step towards FEOC Bill of Materials compliance for 2026
- Advancing initial 2.5 GW phase for G2_Austin, T1's U.S. solar cell facility
- Evaluating additional capital light opportunities to expand T1's U.S. supply chain footprint through strategic partnerships

Strategy aligns with customer demand

- Customer inbound inquiries for G1 modules and G2 cells have increased noticeably since passage of OBBB
- T1's customers have pipeline of safe harbored projects through 2029/2030
- Developers want surety of supply and domestic content
    - Simplifies project execution and enhances project returns

T1's Projected 2027 U.S. Bill of Materials



Percentage of BoM
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
51.6%
7.7%
4.7%
3.0%
1.8%
Cell
Glass
Al Frame
EVA
Jbox

T1 believes it is the ideal safe harboring partner for U.S. developers

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_0 9 TM T1 Energy _ Q2 2025 Earnings Call G2_Austin Update T1 is moving forward with the first development phase of its planned U.S. solar cell manufacturing facility G2 Austin Rendering G2_Austin development plan ▪ As disclosed previously, T1 is pursuing two phase development of G2_Austin of 2.5 GW each ▪ Total projected capex of $850 million, making it largest planned capital investment in polysilicon solar manufacturing in U.S., according to Rystad Energy ▪ Finalizing selection of exclusive Production Line Equipment vendor ▪ Targeting start of construction in Q3/Q4 2025 Advancing G2_Austin capital formation initiatives in parallel ▪ Progressing traditional project financing with consortium of G1_Dallas lenders ▪ Launched mezzanine financing process ▪ Second $50 million tranche of preferred stock with certain funds and accounts managed by Encompass Capital Advisors LLC available ▪ Customer offtake discussions with prospective strategic partners ongoing

_0 10 TM T1 Energy _ Q2 2025 Earnings Call G1_Dallas Operations Update Revenues expected to ramp in H2 2025 with customer deliveries Production status ▪ Produced 1,222 MW of solar modules in 2025 through August 11 th , 2025 ▪ Maintaining 2025 production plan of 2.6 – 3.0 GW ▪ One of three production line conversions to TOPCon complete – producing PERC modules at the request of a customer from remaining two lines Sales update ▪ T1 generated Q2 2025 sales of $132.8 million ▪ T1 is in discussions with several large utilities/developers to explore strategic partnerships tied to multi - year offtake contracts * Q3 TD 2025 production/sales through August 11, 2025 G1_Dallas 2025 Production and Sales Summary

Policy Overview

T1 is strengthening its competitive position in alignment with recent policy changes

OBBB Continuity

- The Section 45X tax credits are available through 2032, providing a key incentive for T1 to accelerate U.S. supply chain development strategy
- Key stackability and transferability provisions of Section 45X preserved, in alignment with T1's vertical integration plan

T1's Action Plan

- Align operations and supply chain to achieve compliance with all FEOC eligibility requirements
- Develop G2_Austin to augment domestic content leadership in tandem with Corning U.S. wafer agreement
- Work with developers to facilitate qualification for 10% domestic content ITC bonus

Section 232 Investigation

- U.S. Secretary of Commerce has initiated an investigation into the use of foreign-sourced polysilicon and derivatives, including solar wafers, cells and modules
- Commerce officials have indicated a preference to expedite the investigation and potential remedies

T1's Action Plan/Position

- T1's expanded supply contract with Corning intended to provide a competitive advantage over U.S. producers using foreign-sourced polysilicon and components
- T1 has submitted public comments to the Commerce Department expressing support for Section 232 tariffs
- T1 believes it will be the leading U.S. solar manufacturer sourcing U.S. polysilicon

AD/CVD and Reciprocal Tariffs

- Solar 4 AD/CVD case has been initiated covering certain imports from Indonesia, Laos and India
- Reciprocal tariffs apply to several countries that are entrenched in the global solar and polysilicon supply chains

T1's Action Plan/Position

- T1 has declared its support for AD/CVD duties on the record in the Solar 4 case
- Express broad support for tariffs that are intended to benefit U.S. solar manufacturing, investment in technology transfer and onshoring

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T1's Countdown to Compliance Playbook

Maintaining 45x eligibility is T1's top strategic priority for 2025

Build Out T1's Non-FEOC Supply Chain

- Establish a Bill of Materials of 50+% Non FEOC content/components before year-end 2025
- Build on early mover advantage from the Corning/Hemlock U.S. wafer agreement
- Position T1 to integrate U.S. supply chain from polysilicon to modules
- Pursue 'synthetic' capital light partnership opportunities to accelerate domestic supply chain development
- Competitively differentiate T1 as a TOPCon module manufacturer who can provide U.S. developers with surety of FEOC compliant supply at scale

Additional FEOC-Related Requirements

- Comply with ownership, governance, debt and IP requirements
- Make any necessary adjustments, including in Trina relationship, to ensure compliance

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Maintaining 2025 Operating and Financial Guidance

Risks to H2 2025 financial performance skewing towards or below low-end of range

Production: Maintaining 2025 production guidance of 2.6 – 3.0 GW

- T1 is sold out for 2025 based on 2.6 GW production plan

EBITDA: Maintaining 2025 full-year guidance of $25 - $50 million

- Risks in H2 2025 skewed to or below low-end of forecast range
- Higher mix of merchant sales agreements in H2 2025
- Uncertainties posed by AD/CVD impacts on costs and contract economics
- Potential reciprocal tariff impacts on supply chain
- Working with customers to match deliveries under existing contracts/agreements with project safe harboring

G1/G2 integrated: no changes to guidance of $650 - $700 million

- Heightened customer interest in T1's U.S. cells and domestic content post OBBB
- Achieving FEOC compliance is prerequisite to unlock long-term offtake contracts

T1 2025E Guidance Summary

Operting and Financial Guidance Summary	2025E	Integrated G1_Dallas + G2_Austin (both phases) Run Rate
Annual Module Production (GW)	2.6 - 3.0	5.0
Estimated EBITDA ($MM)	$25 - $50	$650 - $700

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_0 14 TM T1 Energy _ Q2 2025 Earnings Call Summary of T1 financial position T1 Financial Summary T1 revenues ramped in Q2 2025 with G1 fully operational ▪ Generated Q2 revenues of $132.8 million from G1_Dallas ▪ Timing of Q2 customer shipments later than initially anticipated T1’s liquidity profile supports growth ambitions ▪ Unrestricted cash balance at end of Q2 reflects timing of payments/receipts ▪ T1 made significant investments in inventory during Q2 to satisfy growing customer demand ▪ Expect to begin monetizing Section 45X PTCs in Q3 2025 ▪ Amendment to make second tranche of $50 million preferred stock with certain funds and accounts managed by Encompass Capital Advisors LLC available T1 Balance Sheet Summary As of 30 - Jun - 24 As of 30 - Jun - 25 $ in millions $222 $47 Cash, cash equivalents, and restricted cash $13 $598 Other current Assets $327 $297 Net, property, plant & equipment $47 $472 Other Assets $644 $1,414 Total Assets $35 $512 Current Liabilities $46 $668 Other liabilities $0 $50 Preferred Stock $562 $184 Shareholders’ equity $644 $1,414 Total Liabilities & Equity

T1's Strategic Road Map

Positioning T1 as an Advanced American Manufacturing leader in the U.S. solar + storage market

2025: Countdown to Compliance

- OBBB introduced FEOC criteria that solar manufacturers must meet by year-end 2025 to maintain eligibility for 45X tax credits
- **T1 cleared CFIUS review and work on domestication of supply chain has been underway for 18+ months. Based on this head start, T1 is confident in ability to comply with the OBBB requirements.**
- Expanded Corning/Hemlock agreement is a major step forward to reach the FEOC supply chain threshold by year-end 2025
- The OBBB, Section 232 probe, and reciprocal tariffs align with T1's strategy to establish a domestic solar supply chain

2026: Bridge to Vertical Integration

- Capital formation initiatives fund G2_Austin construction
- Expand domestic value chain with target of 70%+ U.S. Bill of Materials by year-end
- Ramp sales and production at G1_Dallas
- Build long-term customer offtake portfolio for G1/G2 through strategic partnerships
- Engage with strategic partners to explore opportunities to invest in T1's assets
- Construct and start production of first 2.5 GW phase of G2_Austin
- Initiate construction of second 2.5 GW phase of G2_Austin

2027: Establish Cash Flow Powerhouse

- Bring second 2.5 GW phase of G2_Austin online
- Achieve integrated G1/G2 EBITDA run-rate of $600 - $700 million
- Commercialize solar + storage development strategy to support AI infrastructure

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